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                                  POWER OF ATTORNEY

              The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, The Leadership Trust, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/ Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolio (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary and each Assistant Secretary of each Trust and each Portfolio Trust and the Deputy General Counsel of Federated Investors, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

              IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 30th day of September, 1996.

     SIGNATURES                        TITLE

     /s/ Ronald M. Petnuch
     ------------------------          President and Treasurer (Chief
     Ronald M. Petnuch                 Executive Officer, Principal Financial
                                       and Accounting Officer) of each Trust
                                       and Portfolio Trust

                                       Trustee of each Trust and
     Philip W. Coolidge                Portfolio Trust


     /s/ Charles P. Biggar
     -------------------------         Trustee of each Portfolio Trust
     Charles P. Biggar                 and BT Institutional Funds
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     SIGNATURES                                         TITLE


     /s/ S. Leland Dill
     -------------------------         Trustee of each Portfolio Trust
     S. Leland Dill                    and BT Investment Funds


     /s/ Philip Saunders, Jr.
     --------------------------        Trustee of each Portfolio Trust
     Philip Saunders, Jr.              and BT Investment Funds


                                       Trustee of BT Investment Funds
     Kelvin J. Lancaster               and BT Pyramid Mutual Funds

                                       Trustee of BT Institutional Funds
     Richard J. Herring                and BT Advisor Funds

                                       Trustee of BT Institutional Funds
     Bruce E. Langton                  and BT Advisor Funds


                                       Trustee of BT Pyramid Mutual
     Martin J. Gruber                  Funds, The Leadership Trust, and BT
                                       Advisor Funds


                                       Trustee of BT Pyramid Mutual
     Harry Van Benschoten              Funds, The Leadership Trust, and BT
                                       Advisor Funds
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